UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2018

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

In conjunction with its acquisition of Adestra Limited, a private company limited by shares organized and existing under the laws of England and Wales (“Adestra”), on December 12, 2018, Upland Software, Inc. (the “Company”) entered into an amendment to its credit facility with Wells Fargo Bank, National Association, as agent and US agent, Wells Fargo Capital Finance Corporation Canada, as Canadian agent, and including Goldman Sachs Bank USA, Regions Bank, CIT Bank, N.A., Citizens Bank, N.A., and HSBC Bank USA, National Association, with a Consent and Ninth Amendment to Credit Agreement (the “Amendment”) that amends that certain Credit Agreement dated as of May 14, 2015 (the “Credit Agreement”) among inter alios the Company, certain of its subsidiaries, and each of the lenders named in the Amendment.

The Credit Agreement, as amended, was expanded from a $358.9 million credit facility to a $400 million credit facility, including a $285 million outstanding term loan, a $30 million delayed draw term loan commitment, a $30 million revolving loan commitment, and a $55 million uncommitted accordion. Specifically, $61.1 million of new term debt was drawn with no associated call protection, taking the Company’s gross debt outstanding from $223.9 million to $285.0 million, with net debt now at approximately $265 million at a maximum interest rate of LIBOR + 400 basis points (currently 6.3%).

The foregoing summary of the Credit Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Credit Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report Form 10-Q for the quarter ended June 30, 2015; (ii) the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2018, (iii) the Eighth Amendment, a copy of which is filed as an exhibit to the Company's Quarterly Report Form 10-Q for the quarter ended September 30, 2018, (iv) the Seventh Amendment, a copy of which is filed as an exhibit to the Company’s Quarterly Report Form 10-Q for the quarter ended June 30, 2018, (v) the Sixth Amendment, a copy of which is filed as an exhibit to the Company’s Quarterly Report Form 10-Q for the quarter ended March 31, 2018; (vi) the Fifth Amendment to Credit Agreement, a copy of which is filed as an exhibit to the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2017; (vii) the Fourth Amendment to Credit Agreement, a copy of which is filed as an exhibit to the Company’s Quarterly Report Form 10-Q for the quarter ended June 30, 2017; (viii) the Third Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.18.3 to the Company’s Annual Report Form 10-K for the year end 2016; (ix) the Second Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.18.2 to the Company’s Annual Report Form 10-K for the year end 2016; and ( x) the First Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.18.1 to the Company’s Annual Report Form 10-K for the year end 2016.
Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 12, 2018, the Company’s wholly owned subsidiary, PowerSteering Software Limited, a limited company incorporated under the laws of England and Wales (“PowerSteering UK”), entered into an agreement to purchase the shares comprising the entire issued share capital of Adestra, pursuant to a Share Purchase Agreement by and among PowerSteering UK, Adestra and the sellers of shares of Adestra named therein (the “Share Purchase Agreement”). The aggregate consideration paid for the Adestra shares was £44.2 million (approximately $56.0 million based on current exchange rates) in cash at closing, and a £3.3 million (approximately $4.2 million based on current exchange rates) cash holdback payable in 12 months, subject to reduction for indemnification claims. The purchase price consideration paid by the Company came from the Company's credit facility expansion, pursuant to the Amendment to the Credit Agreement disclosed in Item 1.01 above.

The foregoing description of the Share Purchase Agreement is a summary only, does not purport to set forth the complete terms of such agreement, and is qualified in its entirety by reference to the Share Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.
Item 8.01 Other Events

On December 13, 2018, the Company issued a press release announcing the acquisition of Adestra. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Information required by this Item 9.01(a) will be filed within the required 71 calendar days after this Current Report on

Form 8-K was required to be filed.

(b)	Pro Forma Financial Statements.

Information required by this Item 9.01(b) will be filed within the required 71 calendar days after this Current Report on Form 8-K was required to be filed.

(d)     Exhibits.

Exhibit No.	Description
10.1*	Share Purchase Agreement by and among PowerSteering Software Limited and Henry Hyder-Smith, Stephen Denner and Others dated as of December 12, 2018.
10.2*	Share Purchase Agreement by and among PowerSteering Software Limited, Adestra Limited and the Option Sellers named therein dated as of December 12, 2018.
99.1	Press Release issued by Upland Software, Inc., dated as of December 13, 2018.

*
The schedules and exhibits to the Share Purchase Agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ John T. McDonald
John T. McDonald Chief Executive Officer

Date: December 13, 2018